Exhibit 10.16

FORM OF RIGHT OF FIRST OFFER AGREEMENT

THIS RIGHT OF FIRST OFFER AGREEMENT (the “Agreement”) is made as of [•], 2007 by and among NRDC Acquisition Corp. (the “Company”), NRDC Capital Management, LLC, NRDC Real Estate Advisors, LLC, NRDC Equity Partners LLC (the preceding three entities, the “Associated Entities”), William Mack, Robert Baker, Richard Baker and Lee Neibart (the “Associated Persons” and, together with the Associated Entities, the “Associated Parties”) and each of the Independent Directors (as defined below) of the Company.
WHEREAS, the Company has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, as representative of the several underwriters (the “Underwriters”), relating to an underwritten initial public offering (the “Offering”), of 30,000,000 of the Company’s units (the “Units”), each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant exercisable for one share of Common Stock (each, a “Warrant”); and
WHEREAS, the Units sold in the Offering will be listed and traded on the American Stock Exchange pursuant to a Registration Statement on Form S-1 and prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission; and

    WHEREAS, each of the Associated Persons is an (i) officer of the Company and director of the Company and (ii) affiliated with the Associated Entities; and
WHEREAS, each of Messrs. Ronald Tysoe, Michael Indiveri, Edward Meyer and Ms. Laura Pomerantz is an independent director of the Company (each, an “Independent Director”);
WHEREAS, the Company, the Associated Parties and the Independent Directors desire to enter into this Agreement to minimize potential conflicts of interest which may arise from multiple corporate affiliations,
IT IS AGREED:
1.           Until the earlier of the Company’s completion of a Business Combination (as defined in the Underwriting Agreement), the liquidation of the Company, or until, in the case of each Independent Director, such time as when such Independent Director ceases to be a director of the Company, the when Associated Parties and the Independent Directors agree to:
(a)           present to the Company for its consideration, prior to presentation to any other company or entity, any opportunity that may have to enter into a business combination with an operating business, subject to any pre-existing fiduciary obligations such Associated Person or Independent Director might have, in which case such Associated Person or Independent Director, as applicable, will not present any potential business combination to the Company until after he or she has presented such potential business combination to each company to which it has a pre-existing fiduciary obligation and each such company has determined not to pursue such potential business combination.
(b)        cause companies or entities under their management or control (including, without limitation, the Associated Entities) to present all opportunities to enter into a business combination with an operating business the Company us before any other entity; and

    (c)        shall not, and shall cause each other company or entity under their management or control not to, pursue a business combination with an operating business unless and until the Board of Directors of the Company, including a majority of the disinterested Independent Directors, has determined that the Company will not pursue such business combination.
    2.          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. It may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.
    3.          The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, Borough of Manhattan, for purposes of resolving any disputes hereunder.
4.          Any notice or request to be given in connection with this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by facsimile transmission:
if to the Associated Parties or the Independent Directors, as applicable, to:

NRDC Capital Management, LLC
3 Manhattanville Road
Purchase, New York 10577

NRDC Real Estate Advisors, LLC
3 Manhattanville Road
Purchase, New York 10577

NRDC Equity Partners
3 Manhattanville Road
Purchase, New York 10577
William L. Mack
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577
Robert C. Baker
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

Richard A. Baker
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

Lee Neibart
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

Ronald W. Tysoe
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

Laura Pomerantz
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

Michael J. Indiveri
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

Edward H. Meyer
c/o NRDC Acquisition Corp.
3 Manhattanville Road
Purchase, New York 10577

if to the Company, to:
NRDC Acquisition Corp.
Manhattanville Road
Purchase, New York 10577
Attn:  Francis Casale
Fax No.:  (914) 272-8067
with a copy to:
Sidley Austin LLP
787 Seventh Avenue
New York, New York10022
Attn:  Jack I. Kantrowitz, Esq.
Samir A. Gandhi, Esq.
Fax No.: (212) 839-5599

5.          Each of the Associated Entities and the Company hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder.

6.          This Agreement constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

IN WITNESS WHEREOF, the parties have duly executed this Right of First Offer Agreement as of the date first written above.
NRDC CAPITAL MANAGEMENT, LLC

By:
Title

NRDC REAL ESTATE ADVISORS, LLC

By:
Title

NRDC EQUITY PARTNERS LLC

By:
Title

WILLIAM L. MACK

ROBERT C. BAKER

RICHARD A. BAKER

LEE NEIBART

RONALD. W TYSOE

LAURA POMERANTZ

MICHAEL J. INDIVERI

EDWARD H. MEYER

NRDC ACQUISITION CORP.

By:
Title